SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549
                             ------------------------

                                     FORM 8-K

                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                          Date of Report:  May 15, 1996




                                 F.N.B. CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Pennsylvania                  0-8144              25-1255406
      ------------------------       ----------------      --------------
      (State of Incorporation)       (Commission File      (IRS Employee
                                          Number)          Identification No.)


          Hermitage Square, Hermitage, Pennsylvania           16148
          -----------------------------------------         ----------
          (Address of principal executive offices)          (Zip Code)


                                   (412) 981-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

          On February 2, 1996, F.N.B. Corporation (FNB) signed a definitive merger agreement with Southwest Banks, Inc. (Southwest), a bank holding company headquartered in Naples, Florida with assets of approximately $386 million. The merger agreement calls for an exchange of .819 share of FNB common stock for each share of Southwest common stock, after giving effect to the 5% stock dividend announced on April 24, 1996. FNB has reserved 3,276,700 shares to be issued in conjunction with the merger.

          In connection with the merger agreement, Southwest granted FNB an option to purchase, under certain circumstances, up to 727,163 shares of Southwest common stock at a price of $15.00 per share. The exchange ratio, number of shares under option and the price of the options are all subject to possible adjustment. The transaction will be accounted for as a pooling of interests, and is expected to close in early 1997, subject to approval by certain regulatory authorities and Southwest's shareholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          The following unaudited pro forma condensed combined financial statements combine the historical unaudited consolidated financial statements of FNB and Southwest on the assumption that the merger had been effective January 1, 1995. Onetime merger costs have not been included in the pro forma adjustments. The merger of a wholly-owned subsidiary of FNB with and into Southwest will be accounted for as a pooling of interests in accordance with Generally Accepted Accounting Principles. These statements should be read in conjunction with the historical consolidated financial statements of FNB and Southwest.

          The pro forma statements are intended for informational purposes and may not be indicative of the combined financial position or results of operations that actually would have occurred had the transaction been consummated during the period or as of the date indicated, or which will be attained in the future. The pro forma statements should be read in conjunction with the Form 10-Q for the period ended March 31, 1996 for FNB and Southwest.

PRO FORMA CONDENSED COMBINED BALANCE SHEET
As of March 31, 1996 - Unaudited

                                      F.N.B.                 Pro Forma  Pro Forma
                                   Corporation   Southwest  Adjustments  Combined
                                   -----------   ---------   ---------  ---------
                                                 (Dollars in thousands)
Assets
Cash and due from banks                $60,689     $28,528                $89,217
Interest bearing deposits with banks     4,886                              4,886
Federal funds sold                      13,235      12,554                 25,789
Securities available for sale          221,740      59,786   $(2,784)(2)  278,742
Securities held to maturity            158,191      20,521                178,712

Loans available for sale                 9,704                              9,704
Loans, net of unearned income        1,229,598     251,061              1,480,659
Allowance for loan losses              (21,696)     (1,680)               (23,376)
                                     ---------    --------   -------    ---------
   Net Loans                         1,217,606     249,381              1,466,987
                                     ---------    --------   -------    ---------
Premises and equipment                  24,237      17,190                 41,427
Other assets                            37,397       4,305       535 (2)   42,237
                                     ---------    --------   -------    ---------
                                    $1,737,981    $392,265   $(2,249)  $2,127,997
                                    ==========    ========   =======    =========
Liabilities
Deposits:
   Non-interest bearing               $159,374     $48,969               $208,343
   Interest bearing                  1,304,591     284,187              1,588,778
                                    ----------    --------   -------    ----------
      Total deposits                 1,463,965     333,156              1,797,121
Short-term borrowings                   57,382      25,376                 82,758
Other liabilities                       29,405       3,446                 32,851
Long-term debt                          40,565                             40,565
                                    ----------    --------   -------    ----------
      Total liabilities              1,591,317     361,978              1,953,295
                                    ----------    --------   -------    ----------
Stockholders' Equity
Preferred stock                          4,516                              4,516
Common stock                            17,268        365      (365)(4)    22,971
                                                              5,703 (3)
Additional paid-in capital              58,633     28,323   (28,323)(4)    80,363
                                                             64,511 (3)
                                                            (41,526)(3)
                                                             (1,255)(2)
Retained earnings                       63,314      2,263                  65,577
Net unrealized securities gains          3,328       (203)     (994)(2)     2,131
Employee stock ownership plan obligation             (461)                   (461)
Treasury stock                            (395)                              (395)
                                    ----------   --------   -------    ----------
      Total Stockholders' Equity       146,664     30,287    (2,249)      174,702
                                    ----------   --------   -------    ----------
                                    $1,737,981   $392,265   $(2,249)   $2,127,997
                                    ==========   ========   =======    ==========
Common shares outstanding at
   period end                        8,615,767  3,654,089  (172,621)(1)11,467,089
                                     =========  =========  ========    ==========

(1) As of 3/31/96, FNB owned 172,621 shares of Southwest common stock.
(2) Adjust securities by Southwest common stock owned by FNB with a value of $2,784,377; adjust net unrealized securities gains associated with the stock and the related deferred taxes.
(3) Issuance of 2,851,322 shares of FNB common stock in exchange for all the outstanding shares of Southwest common stock net of the book value of the Southwest common stock owned by FNB.
(4) Elimination of par value of $.10 per share of Southwest common stock.

PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the three months ended March 31, 1996 - Unaudited

                                       F.N.B.               Pro Forma   Pro Forma
                                     Corporation Southwest  Adjustments  Combined
                                     ---------    --------   -----------  --------
                                                   (Dollars in thousands)
Interest Income
Loans, including fees                  $29,084     $5,879                  $34,963
Securities:
   Taxable                               4,634        303                    4,937
   Tax exempt                              373                                 373
   Dividends                               166                                 166
Other                                      453      1,153                    1,606
                                       -------     ------                 --------
      Total Interest Income             34,710      7,335                   42,045
                                       -------     ------                 --------

Interest Expense
Deposits                                13,249      2,810                   16,059
Short-term borrowings                      862        347                    1,209
Long-term debt                             742                                 742
                                       -------     ------                 --------
      Total Interest Expense            14,853      3,157                   18,010
                                       -------     ------                 --------
      Net Interest Income               19,857      4,178                   24,035
Provision for loan losses                1,368        225                    1,593
                                       -------     ------                 --------
      Net Interest Income After
         Provision for Loan Losses      18,489      3,953                   22,442
                                       -------     ------                 --------
Non-Interest Income
Insurance commissions and fees             921                                 921
Service charges                          1,595        850                    2,445
Trust                                      384                                 384
Gain on sale of securities                 288                                 288
Other                                      488                                 488
                                       -------     ------                 --------
   Total Non-Interest Income             3,676        850                    4,526
                                       -------     ------                 --------
                                        22,165      4,803                   26,968
                                       -------     ------                 --------
Non-Interest Expense
Salaries                                 7,764      1,955                    9,719
Net occupancy                            1,197        293                    1,490
Amortization of intangibles                270                                 270
Equipment                                  850        484                    1,334
Deposit insurance                          309                                 309
Other                                    4,799        854                    5,653
                                       -------     ------                 --------
   Total Non-Interest Expenses          15,189      3,586                   18,775
                                       -------     ------                 --------
   Income Before Income Taxes            6,976      1,217                    8,193
Income taxes                             2,109        416                    2,525
                                       -------     ------                 --------
   Net Income                           $4,867       $801           $0      $5,668
                                       =======     ======     ========    ========
 Net Income Per Common Share
   Primary                               $0.51      $0.20                    $0.44
                                       =======     ======                  =======
   Fully diluted                         $0.49      $0.20                    $0.43
                                       =======     ======                  =======

PRO FORMA CONDENSED COMBINED INCOME STATEMENT
For the three months ended March 31, 1995 - Unaudited

                                        F.N.B.               Pro Forma   Pro Forma
                                     Corporation Southwest  Adjustments  Combined
                                     ---------    --------   -----------  --------
                                                   (Dollars in thousands)
Interest Income
Loans, including fees                  $27,636     $4,420                  $32,056
Securities:
   Taxable                               4,232        250                    4,482
   Tax exempt                              375                                 375
   Dividends                               156                                 156
Other                                      236        680                      916
                                       -------     ------                 --------
      Total Interest Income             32,635      5,350                   37,985
                                       -------     ------                 --------

Interest Expense
Deposits                                11,897      1,918                   13,815
Short-term borrowings                      849        600                    1,449
Long-term debt                             781                                 781
                                       -------     ------                 --------
      Total Interest Expense            13,527      2,518                   16,045
                                       -------     ------                 --------
      Net Interest Income               19,108      2,832                   21,940
Provision for loan losses                1,541        150                    1,691
                                       -------     ------                 --------
      Net Interest Income After
         Provision for Loan Losses      17,567      2,682                   20,249
                                       -------     ------                 --------
Non-Interest Income
Insurance commissions and fees             737                                 737
Service charges                          1,731        534                    2,265
Trust                                      406                                 406
Gain on sale of securities                 167                                 167
Other                                      368                                 368
                                       -------     ------                 --------
   Total Non-Interest Income             3,409        534                    3,943
                                       -------     ------                 --------
                                        20,976      3,216                   24,192
                                       -------     ------                 --------
Non-Interest Expense
Salaries                                 7,464      1,566                    9,030
Net occupancy                            1,164        223                    1,387
Amortization of intangibles                328                                 328
Equipment                                  945        355                    1,300
Deposit insurance                          934                                 934
Other                                    4,281        863                    5,144
                                       -------     ------                 --------
   Total Non-Interest Expenses          15,116      3,007                   18,123
                                       -------     ------                 --------
   Income Before Income Taxes            5,860        209                    6,069
Income taxes                             1,876         55                    1,931
                                       -------     ------                 --------
   Net Income                           $3,984       $154           $0      $4,138
                                       =======     ======     ========    ========
 Net Income Per Common Share
   Primary                               $0.42      $0.05                    $0.33
                                       =======     ======                  =======
   Fully diluted                         $0.40      $0.05                    $0.32
                                       =======     ======                  =======

                                    Signatures
                                    ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     F.N.B. CORPORATION
                                     (Registrant)


                                     By: /s/John D. Waters
                                         -----------------
                                     Name: John D. Waters
                                     Title: Vice President and Chief Financial
                                            Officer




Dated:  May 15, 1996